                                                                    Exhibit 99.5
-------------------------------------------------------------------------------
                                                       Monthly Operating Report

 -------------------------------------
 CASE NAME: KITTY HAWK CARGO, INC.                        ACCRUAL BASIS
 -------------------------------------

 -------------------------------------
 CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
 -------------------------------------

 -------------------------------------
 JUDGE: BARBARA J. HOUSER
 -------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001


 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


 RESPONSIBLE  PARTY:

 /s/ Drew Keith                               CHIEF FINANCIAL OFFICER
 ---------------------------------------      ---------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

 DREW KEITH                                                8/20/01
 ---------------------------------------      ---------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                          DATE

 PREPARER:

 /s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
 ---------------------------------------      ---------------------------------
 ORIGINAL SIGNATURE OF PREPARER                             TITLE

 KEVIN K. CRAIG                                            8/20/01
 ---------------------------------------      ---------------------------------
 PRINTED NAME OF PREPARER                                   DATE

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

     ------------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC                           ACCRUAL BASIS-1
     ------------------------------------------

     ------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
     ------------------------------------------


      ---------------------------------------------------------

      COMPARATIVE BALANCE SHEET

      ----------------------------------------------------------------------------------------------------
                                                     SCHEDULE               MONTH      MONTH      MONTH
                                                                       -----------------------------------
      ASSETS                                          AMOUNT           JULY, 2001
      ----------------------------------------------------------------------------------------------------
      1.        UNRESTRICTED CASH                                      $    12,075
      ----------------------------------------------------------------------------------------------------
      2.        RESTRICTED CASH                                        $         0
      ----------------------------------------------------------------------------------------------------
      3.        TOTAL CASH                         $          0        $    12,075     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      4.        ACCOUNTS RECEIVABLE (NET)          $ 41,314,895        $22,034,635
      ----------------------------------------------------------------------------------------------------
      5.        INVENTORY                                              $         0
      ----------------------------------------------------------------------------------------------------
      6.        NOTES RECEIVABLE                                       $         0
      ----------------------------------------------------------------------------------------------------
      7.        PREPAID EXPENSES                   $     35,445        $         0
      ----------------------------------------------------------------------------------------------------
      8.        OTHER (ATTACH LIST)                $102,257,281        $20,551,297
      ----------------------------------------------------------------------------------------------------
      9.        TOTAL CURRENT ASSETS               $143,607,621        $42,598,007     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      10.       PROPERTY, PLANT & EQUIPMENT        $  2,455,211        $ 4,716,415
      ----------------------------------------------------------------------------------------------------
      11.       LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                               $ 2,806,509
      ----------------------------------------------------------------------------------------------------
      12.       NET PROPERTY, PLANT &
                EQUIPMENT                          $  2,455,211        $ 1,909,906     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      13.       DUE FROM INSIDERS                                      $         0     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      14.       OTHER ASSETS - NET  OF
                AMORTIZATION (ATTACH LIST)                             $         0     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      15.       OTHER (ATTACH LIST)                                    $         0     $     0    $    0
                                                    ------------------------------------------------------
      ----------------------------------------------------------------------------------------------------
      16.       TOTAL ASSETS                       $146,062,832        $44,507,913     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ----------------------------------------------------------------------------------------------------
      17.       ACCOUNTS PAYABLE                                       $   956,496
      ----------------------------------------------------------------------------------------------------
      18.       TAXES PAYABLE                                          $   684,532
      ----------------------------------------------------------------------------------------------------
      19.       NOTES PAYABLE                                          $         0
      ----------------------------------------------------------------------------------------------------
      20.       PROFESSIONAL FEES                                      $         0
      ----------------------------------------------------------------------------------------------------
      21.       SECURED DEBT                                           $         0
      ----------------------------------------------------------------------------------------------------
      22.       OTHER (ATTACH LIST)                                   ($ 8,622,072)
      ----------------------------------------------------------------------------------------------------
      23.       TOTAL POSTPETITION
                LIABILITIES                                           ($ 6,981,044)    $     0    $    0
      ----------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ----------------------------------------------------------------------------------------------------
      24.       SECURED DEBT                                           $         0
      ----------------------------------------------------------------------------------------------------
      25.       PRIORITY DEBT                      $    496,687        $         0
      ----------------------------------------------------------------------------------------------------
      26.       UNSECURED DEBT                     $ 78,864,376        $ 5,092,400
      ----------------------------------------------------------------------------------------------------
      27.       OTHER (ATTACH LIST)                                    $ 4,954,286
      ----------------------------------------------------------------------------------------------------
      28.       TOTAL PREPETITION LIABILITIES      $ 79,361,063        $10,046,686     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      29.       TOTAL LIABILITIES                  $ 79,361,063        $ 3,065,642     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      EQUITY
      ----------------------------------------------------------------------------------------------------
      30.       PREPETITION OWNERS' EQUITY                             $61,741,245
      ----------------------------------------------------------------------------------------------------
      31.       POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                      ($20,298,974)
      ----------------------------------------------------------------------------------------------------
      32.       DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)                                   $         0     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      33.       TOTAL EQUITY                       $          0        $41,442,271     $     0    $    0
      ----------------------------------------------------------------------------------------------------
      34.       TOTAL LIABILITIES  &
                OWNERS' EQUITY                     $ 79,361,063        $44,507,913     $     0    $    0
      ----------------------------------------------------------------------------------------------------
                                                                       $         0     $     0    $    0
      ----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  Monthly Operating Report

  -------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC             ACCRUAL BASIS-2
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
  -------------------------------------

  -------------------------------------
  INCOME STATEMENT
  -----------------------------------------------------------------------------------------------------------------------------
                                                        MONTH          MONTH             MONTH                     QUARTER
                                                     --------------------------------------------------------------------------
  REVENUES                                              JULY, 2001                                                  TOTAL
  -----------------------------------------------------------------------------------------------------------------------------
  1.      GROSS REVENUES                              $ 14,077,707                                                  $14,077,707
  -----------------------------------------------------------------------------------------------------------------------------
  2.      LESS: RETURNS & DISCOUNTS                   $          0                                                  $         0
  -----------------------------------------------------------------------------------------------------------------------------
  3.      NET REVENUE                                 $ 14,077,707             $0                $0                 $14,077,707
  -----------------------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  -----------------------------------------------------------------------------------------------------------------------------
  4.      MATERIAL                                    $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  5.      DIRECT LABOR                                $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  6.      DIRECT OVERHEAD                             $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  7.      TOTAL COST OF GOODS SOLD                    $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  8.      GROSS PROFIT                                $ 14,077,707             $0                $0                 $14,077,707
  -----------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  -----------------------------------------------------------------------------------------------------------------------------
  9.      OFFICER / INSIDER COMPENSATION              $     13,333                                                  $    13,333
  -----------------------------------------------------------------------------------------------------------------------------
  10.     SELLING & MARKETING                         $      3,224                                                  $     3,224
  -----------------------------------------------------------------------------------------------------------------------------
  11.     GENERAL & ADMINISTRATIVE                    $  2,522,721                                                  $ 2,522,721
  -----------------------------------------------------------------------------------------------------------------------------
  12.     RENT & LEASE                                $    317,964                                                  $   317,964
  -----------------------------------------------------------------------------------------------------------------------------
  13.     OTHER (ATTACH LIST)                         $ 17,121,236                                                  $17,121,236
  -----------------------------------------------------------------------------------------------------------------------------
  14.     TOTAL OPERATING EXPENSES                    $ 19,978,478             $0                $0                 $19,978,478
  -----------------------------------------------------------------------------------------------------------------------------
  15.     INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                             ($5,900,771)            $0                $0                 ($5,900,771)
  -----------------------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  -----------------------------------------------------------------------------------------------------------------------------
  16.     NON-OPERATING INCOME (ATT. LIST)                ($39,214)                                                    ($39,214)
  -----------------------------------------------------------------------------------------------------------------------------
  17.     NON-OPERATING EXPENSE (ATT. LIST)           $          0                                                  $         0
  -----------------------------------------------------------------------------------------------------------------------------
  18.     INTEREST EXPENSE                            $    335,802                                                  $   335,802
  -----------------------------------------------------------------------------------------------------------------------------
  19.     DEPRECIATION / DEPLETION                    $     51,521                                                  $    51,521
  -----------------------------------------------------------------------------------------------------------------------------
  20.     AMORTIZATION                                $          0                                                  $         0
  -----------------------------------------------------------------------------------------------------------------------------
  21.     OTHER (ATTACH LIST)                         $          0                                                  $         0
  -----------------------------------------------------------------------------------------------------------------------------
  22.     NET OTHER INCOME & EXPENSES                 $    348,109             $0                $0                 $   348,109
  -----------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------------------------------------------------------
  23.     PROFESSIONAL FEES                           $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  24.     U.S. TRUSTEE FEES                           $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  25.     OTHER (ATTACH LIST)                         $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  26.     TOTAL REORGANIZATION EXPENSES               $          0             $0                $0                 $         0
  -----------------------------------------------------------------------------------------------------------------------------
  27.     INCOME TAX                                   ($2,499,551)                                                 ($2,499,551)
  -----------------------------------------------------------------------------------------------------------------------------
  28.     NET PROFIT (LOSS)                            ($3,749,329)            $0                $0                 ($3,749,329)
  -----------------------------------------------------------------------------------------------------------------------------
                                                      $          0
===============================================================================================================================

-------------------------------------------------------------------------------
                                                  Monthly Operating Report

  -------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC             ACCRUAL BASIS-3
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
  -------------------------------------

  ----------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                  MONTH       MONTH       MONTH            QUARTER
                                             ---------------------------------------------------------
  DISBURSEMENTS                                  JULY, 2001                                     TOTAL
  ----------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                 ($13,805)    $12,075     $12,075          ($13,805)
  ----------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------
  2.     CASH SALES                             $         0          $0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------
  3.     PREPETITION                            $         0                               $         0
  ----------------------------------------------------------------------------------------------------
  4.     POSTPETITION                           $10,279,143          $0     $     0       $10,279,143
  ----------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS               $10,279,143          $0     $     0       $10,279,143
  ----------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH  LIST)        $         0                               $         0
  ----------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                         $         0                               $         0
  ----------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                   ($10,253,263)                             ($10,253,263)
  ----------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS          ($10,253,263)         $0     $     0      ($10,253,263)
  ----------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                         $    25,880          $0     $     0       $    25,880
  ----------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                   $    12,075     $12,075     $12,075       $    12,075
  ----------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------
  12.    NET  PAYROLL                           $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                     $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID          $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES              $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  16.    UTILITIES                              $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  17.    INSURANCE                              $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                    $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                       $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  20.    TRAVEL                                 $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                          $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                  $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  23.    SUPPLIES                               $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  24.    ADVERTISING                            $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                    $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS          $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                      $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                      $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                    $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION  EXPENSES         $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                    $         0    $      0     $     0       $         0
  ----------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                          $    25,880    $      0     $     0       $    25,880
  ----------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                    $    12,075    $ 12,075     $12,075       $    12,075
  ----------------------------------------------------------------------------------------------------
======================================================================================================

--------------------------------------------------------------------------------

                                               Monthly Operating Report

-----------------------------------
CASE NAME: KITTY HAWK CARGO, INC          ACCRUAL BASIS-4
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42145-BJH-11                  02/13/95, RWD, 2/96
-----------------------------------

-------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE            MONTH           MONTH           MONTH
                                                                   ------------------------------------------
ACCOUNTS RECEIVABLE AGING                          AMOUNT          JULY, 2001
-------------------------------------------------------------------------------------------------------------
1.   0-30                                       $21,518,319        $17,197,076
-------------------------------------------------------------------------------------------------------------
2.   31-60                                      $14,127,296        $   497,728
-------------------------------------------------------------------------------------------------------------
3.   61-90                                      $ 2,070,404        $   151,761
-------------------------------------------------------------------------------------------------------------
4.   91+                                        $ 3,598,876        $ 2,883,437
-------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                  $41,314,895        $20,730,002       $       0      $       0
-------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE
-------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                  $41,314,895        $20,730,002       $       0      $       0
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                               MONTH: JULY, 2001
                                                                              ----------
-------------------------------------------------------------------------------------------------------------
                                    0-30           31-60              61-90             91+
TAXES PAYABLE                       DAYS           DAYS               DAYS             DAYS           TOTAL
-------------------------------------------------------------------------------------------------------------
1.   FEDERAL                      $684,532                                                          $ 684,532
-------------------------------------------------------------------------------------------------------------
2.   STATE                                                                                          $       0
-------------------------------------------------------------------------------------------------------------
3.   LOCAL                                                                                          $       0
-------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                                                                            $       0
-------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE          $684,532      $         0        $         0       $       0      $ 684,532
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE             $786,424      $    99,627        $    17,785       $  52,660      $ 956,496
-------------------------------------------------------------------------------------------------------------
                                                                                                    $       0

---------------------------------------------
STATUS OF POSTPETITION TAXES                                           MONTH: JULY, 2001
                                                                              ----------
-------------------------------------------------------------------------------------------------------------
                                                 BEGINNING            AMOUNT                         ENDING
                                                    TAX            WITHHELD AND/      AMOUNT          TAX
FEDERAL                                          LIABILITY*          0R ACCRUED        PAID         LIABILITY
----------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                              $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                            $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                            $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                               $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
5.   INCOME                                     $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                        $   796,097        $   684,532       $ 796,097      $ 684,532
-------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                        $   796,097        $   684,532       $ 796,097      $ 684,532
-------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
9.   SALES                                      $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
10.  EXCISE                                     $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                               $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                              $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                          $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                        $         0                                         $       0
-------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                        $         0        $         0       $       0      $       0
-------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                $   796,097        $   684,532       $ 796,097      $ 684,532
-------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

---------------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                   ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                             MONTH: JULY, 2001
                                                                    ----------
--------------------------------------------
BANK RECONCILIATIONS
                                                       Account #1            Account #2    Account #3
------------------------------------------------------------------------------------------------------------------
A.     BANK:                                       Bank One
---------------------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                                     1559691298                                       TOTAL
---------------------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                             Operations Account
------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                             $       0                                     $      0
------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                       $       0                                     $      0
------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT:  OUTSTANDING CHECKS                          $       0                                     $      0
------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                $   3,575                                     $  3,575
------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                            $   3,575         $  0           $  0         $  3,575
------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                                             DATE OF          TYPE OF        PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER                                 PURCHASE        INSTRUMENT        PRICE         VALUE
------------------------------------------------------------------------------------------------------------------
7.   N/A
------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                       $  0         $      0
------------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                     $  8,500
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                            $ 12,075
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report


------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-6
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
------------------------------------------

                                                      MONTH: JULY, 2001

------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------
                                   INSIDERS
------------------------------------------------------------------------------
                               TYPE OF               AMOUNT        TOTAL PAID
        NAME                   PAYMENT                PAID           TO DATE
------------------------------------------------------------------------------
1.   Toby Skaar                Salary                $  13,333    $ 271,500
------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                     $  13,333    $ 271,500
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                             PROFESSIONALS
----------------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                         TOTAL
                         ORDER AUTHORIZING            AMOUNT       AMOUNT       TOTAL PAID     INCURRED
        NAME                  PAYMENT                APPROVED       PAID         TO DATE       & UNPAID *
----------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
----------------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                $       0    $       0     $     0        $    0
----------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                     SCHEDULED     AMOUNTS
                                                      MONTHLY       PAID           TOTAL
                                                     PAYMENTS      DURING          UNPAID
                    NAME OF CREDITOR                    DUE         MONTH       POSTPETITION
----------------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County    $ 184,377    $ 184,377     $     0
----------------------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia - PHL            $  26,274    $  26,274     $     0
----------------------------------------------------------------------------------------------
3.   NY/NJ Airport Authority - EWR                   $  25,995    $  25,995     $     0
----------------------------------------------------------------------------------------------
4.   City of Los Angeles - LAX                       $   5,334    $   5,334     $     0
----------------------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL                       $  11,200    $  11,200     $     0
----------------------------------------------------------------------------------------------
6.   TOTAL                                           $ 253,180    $ 253,180     $     0
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report

-----------------------------------
CASE NAME: KITTY HAWK CARGO, INC            ACCRUAL BASIS-7
-----------------------------------

-----------------------------------
CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
-----------------------------------

                                               MONTH: JULY, 2001
                                                      ----------

-----------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------
                                                                           YES        NO
-----------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                  X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                    X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                             X
     LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                            X
     THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                  X
     DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                      X
-----------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                X
     PAST DUE?
-----------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                  X
-----------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                        X
-----------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                    X
     DELINQUENT?
-----------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                   X
     REPORTING PERIOD?
-----------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                   X
-----------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

--------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------
                                                                           YES        NO
-----------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                 X
     NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                 X
-----------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                  INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------
         TYPE OF                                                           PAYMENT AMOUNT
          POLICY            CARRIER                        PERIOD COVERED    & FREQUENCY
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
     SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------
CASE NAME: Kitty Hawk Cargo, Inc.                           FOOTNOTES SUPPLEMENT
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42145-BJH-11                               ACCRUAL BASIS
-------------------------------------

                                                      MONTH:    JULY, 2001
                                                            --------------------

------------------------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS          LINE
 FORM NUMBER          NUMBER                                               FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      6                                         All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------------------------
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------------------------
                                                  Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      7                                         All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------------------------
                                                  400-42141.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      3                 3                       The current general ledger system is not able to provide a detail of
------------------------------------------------------------------------------------------------------------------------------------
                                                   customer cash receipts segregated by prepetion accounts receivable
------------------------------------------------------------------------------------------------------------------------------------
                                                   and post petition accounts receivable. Therefore, cash receipts
------------------------------------------------------------------------------------------------------------------------------------
                                                   is provided in total for the month.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      3                 8                       All cash received into the Company cash accounts is swept
------------------------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account (see Case
------------------------------------------------------------------------------------------------------------------------------------
                                                   #400-42141).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      3                 31                      All disbursements (either by wire transfer or check), including payroll are
------------------------------------------------------------------------------------------------------------------------------------
                                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------------------------------------
                                                   account.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      4                 6                       All assessment of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
------------------------------------------------------------------------------------------------------------------------------------
                                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries
------------------------------------------------------------------------------------------------------------------------------------
                                                   as deemed necessary.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      4                 7                       The A/R aging does not reconcile to the general ledger due to historical
------------------------------------------------------------------------------------------------------------------------------------
                                                   system problems.  In addition, A/R aging is for Trade A/R only.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      4                 6                       Accounts payable on the aging are in the 60 and 90 day categories due to wire
------------------------------------------------------------------------------------------------------------------------------------
                                                   transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
------------------------------------------------------------------------------------------------------------------------------------
                                                   aging and invoices on Kitty Hawk Cargo Aging. Company is working on
------------------------------------------------------------------------------------------------------------------------------------
                                                   clearing these items.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      4                 1                       Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
------------------------------------------------------------------------------------------------------------------------------------
                                                   Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      6              Insiders                   Payments to insiders include a portion of the Court approved retention
------------------------------------------------------------------------------------------------------------------------------------
                                                   payments in the month of January.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                                   JULY, 2001

ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                                             $  20,551,297   Reported
                                                                      -------------
           Net of all I/C Accts Receivable/Payable                       17,661,888
           Intangibles - Other                                              154,458
           Note Receivable - AFL                                          2,549,195
           Deposits                                                         185,756
                                                                      -------------
                                                                         20,551,297   Detail
                                                                      -------------
                                                                                  -   Difference
                                                                      -------------


22.   OTHER (ATTACH LIST)                                             $  (8,622,072)  Reported
                                                                      -------------
           Accrued Liabilities                                            4,995,797
           Accrued Salaries & PR Taxes                                            -
           Less: FET Taxes Payable (Line 18)                               (684,532)
           Post-petition Fed Inc Tax                                    (12,933,337)
                                                                      -------------
              *** FET recorded in Taxes Payable                          (8,622,072)  Detail
                                                                      -------------
                                                                                  -   Difference
                                                                      -------------


27.   OTHER (ATTACH LIST)                                             $   4,954,286   Reported
                                                                      -------------
           Pre-petition Fed Inc Tax                                       4,018,643
           Pre-petition Deposits                                            479,840
           Pre-petition Taxes Other                                               -
           Pre-petition Accrued Liabilities                                 455,803
                                                                      -------------
                                                                          4,954,286   Detail
                                                                      -------------
                                                                                  -   Difference
                                                                      -------------


ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                                             $  17,121,236   Reported
                                                                      -------------
             Aircraft Costs                                               6,471,183
             I/C Aircraft Costs (KHA)                                     3,709,217
             KHC Ground Handling (Operations Payroll                      1,087,078
             Outstation Ground Handling                                   1,560,467
             Trucking Costs                                                 372,408
             Fuel                                                         3,762,300
             Contract Labor                                                  (9,719)
             Other                                                          168,302
                                                                      -------------
                                                                         17,121,236   Detail
                                                                      -------------
                                                                                  -   Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                               (10,253,263)  Reported
                                                                      -------------
           Transfer to Inc - all money sweeps                           (10,253,263)  Detail
                                                                      -------------
              to KH Inc. Case #400-42141                                          -   Difference
                                                                      -------------


ACCRUAL BASIS-4

6.    OTHER (ATTACH LIST)                                                 1,480,629   Reported
                                                                      -------------
           FET (720) 6/01-15/01 Pd 7/11                                     330,971
           FET (720) 6/16-30/01 Pd 7/25                                     354,625
           FET (720) Refund - Reconciling Item                              110,501
           FET (720) 7/01-31/01                                             684,532
                                                                      -------------
                                                                          1,480,629   Detail
                                                                      -------------
                                                                                 (0)  Difference
                                                                      -------------

                                                            JULY, 2001
Line 8    Net of all I/C Accts Receivable/Payable           17,661,888
          Intangibles - Other                                  154,458
          Notes Receivable-AFL                               2,549,195
          Deposits                                             185,756
                                                       ---------------
                                                            20,551,297
                                                                     -

Lines 22  Accrued Liabilities                                4,995,797
          Accrued Salaries & PR Taxes                                -
          Less: FET Taxes Payable (Line  18)                  (684,532)
          Post-petition Fed Inc Tax                        (12,933,337)
                                                       ---------------
                                                             8,622,072
                                                                     -

Lines 27  Pre-petition Fed Inc Tax                           4,018,643
          Pre-petition Deposits                                479,840
          Pre-petition Taxes Other                                   -
          Pre-petition Accrued Liabilities                     455,803
                                                       ---------------
                                                             4,954,286
                                                                     -